UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: December 12, 2005

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300
Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On December 12, 2005, Hornbeck Offshore Services, Inc.’s, or the Company’s, Board of Directors approved Amendment Number One to the Hornbeck Offshore Services, Inc. Amended and Restated Incentive Compensation Plan, or the Plan. The Company previously established the Plan to provide awards of options, restricted stock, performance-based restricted stock and other equity interests and incentives to select employees and non-employee directors. Amendment Number One amends the Plan to provide that if an employee or non-employee director retires from service with the Company, or a subsidiary, upon, or after satisfying certain prerequisites, the employee or non-employee director will become fully vested in all stock options and any associated stock appreciation rights awarded under the Plan that were not previously vested.

A copy of Amendment Number One to the Hornbeck Offshore Services, Inc. Amended and Restated Incentive Compensation Plan is attached as Exhibit 99.1.

Item 8.01 – Other Events

Todd M. Hornbeck, Chairman, President and Chief Executive Officer of Hornbeck Offshore, and certain related family trusts have entered into sales plans covering certain shares of common stock of the Company owned by them. Under the terms of the plans, adopted in compliance with SEC Rule 10b5-1, Mr. Hornbeck proposes to sell 10,000 shares of HOS common stock and each of the three trusts proposes to sell 10,000 shares of HOS common stock, subject to certain minimum price criteria. Similarly, three other executive officers, Carl G. Annessa, James O. Harp, Jr. and Samuel A. Giberga, have also entered into or extended existing 10b5-1 sales plans to sell 10,000, 10,000 and 6,666 shares purchasable under certain outstanding options that they hold, respectively.

The shares to be sold by Mr. Hornbeck and the related trusts, as well as the shares to be sold by Mr. Annessa and Mr. Harp, were shares not sold under previously announced Rule 10b5-1 plans. The sales plans referred to above are subject to the expiration of lock-up agreements executed in connection with the Company’s recent registered sale of common stock, extend over approximately twelve (12) months and provide for sales at various escalating prices. Combined, these shares represent less than one-quarter of one percent of the total outstanding shares of common stock of HOS.

A copy of the press release with this announcement is attached as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibit.

99.1	Amendment Number One to the Hornbeck Offshore Services, Inc. Amended and Restated Incentive Compensation Plan, dated December 12, 2005

99.2	Press Release, dated December 16, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment Number One to the Hornbeck Offshore Services, Inc. Amended and Restated Incentive Compensation Plan, dated December 12, 2005

99.2	Press Release, dated December 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: December 16, 2005	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr. Executive Vice President and Chief Financial Officer

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